Exhibit 99.3

2nd Quarter 2005 Earnings Call August 4, 2005

John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Managing Director, Chief Financial Officer Jane Mody Managing Director, Capital Markets Management On Call

This presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. In addition, there will be information presented today related to Canyon Ranch(r) operations. The information contained in this presentation on pages 16 through 39, including the forward-looking statements, has been supplied by the management of Canyon Ranch. Although Canyon Ranch believes that the forward-looking information and statements presented, including those relating to targeted growth and financial results, are based upon reasonable assumptions, actual results could differ materially from those presented. Forward - Looking Statement

2nd Quarter Financial Results (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. A reconciliation of FFO, before and after adjustments to GAAP net income is included in the Company's financial statements accompanying the press release and on pages 11 and 12 of the Second Quarter 2005 Supplemental Operating and Financial Data Report issued this morning. Both are available on our website at www.crescent.com. Funds From Operations Available to Common Shareholders - diluted, as adjusted (1) 2nd quarter 2005 ? $33.1M or $0.28 per share Year-to-date ? $62.0M or $0.53 per share Net Loss to Common Shareholders - diluted 2nd quarter 2005 ? ($13.6M) or ($0.14) per share Year-to-date ? ($22.8M) or ($0.23) per share Raised 2005 FFO Guidance Previous ? $1.00 to $1.10 per share Updated ? $1.05 to $1.15 per share

2007 FFO Target Growth from Existing Investments Growth from New Investments Office Strategic Investments 2007 Target FFO $225M to $235M 2007 Target FFO $145M to $155M 2007 Target FFO $78M to $95M 79 Office Buildings 32.0M Square Feet 48% of SF in Joint Venture Resort Residential Canyon Ranch Resorts / Hotels AmeriCold Office Direct / Joint Venture Development (Office / Canyon Ranch) Mezzanine Investments Share Repurchase 2007 FFO Target = $2.00 Stabilized FFO ROE 15% to 18%

Investment Scorecard (1) $ in millions Activity includes 4th quarter 2004 and YTD 2005 transactions.

One Buckhead Plaza Joint Venture 20-story, 461,669 square-foot Class A office property 89% leased at purchase One of the most prominent business addresses in Atlanta Acquired property in April for $130.5M Placed into joint venture in June - sold 65% interest to Seattle-based Metzler, N.A. Received $28.1M in proceeds Stabilized ROE of 16.0% One Buckhead Plaza

Von Karman Office Development Joint venture: 40% Crescent and 60% Hines 260,000 square-foot Class A office property to be co- developed with Hines for a total project cost of $91.1M Located in John Wayne Airport submarket of Irvine, California, near Crescent's DuPont Centre Estimated stabilized ROE of 16% to 18% Von Karman Office Development

(1) Excludes un-stabilized office properties. Office Property Results (1) Excludes unstabilized office properties Portfolio % leased occupancy and economic occupancy 89.2% leased occupancy as of June 30, 2005 87.3% economic occupancy as of June 30, 2005 Same-Store NOI growth 2nd quarter 2005 ? (2.8)% GAAP / (0.5)% cash Year-to-date ? (1.2)% GAAP / 0.8% cash Leasing activity 2nd quarter 2005 ? 1.3 million total net rentable square feet leased ? Includes 0.8 million square feet renewed or re-leased, resulting in 1.2% decrease in weighted average full-service rental rates over expiring rates Year-to-date ? 2.4 million total net rentable square feet leased ? Includes 1.1million square feet renewed or re-leased, resulting in 1.5% decrease in weighted average full-service rental rates over expiring rates

El Paso Lease Termination Agreement El Paso required to pay: $65M in termination fees in periodic installments through December 31, 2007; and $62M in rent according to original contractual lease terms on 888,000 SF from July 1, 2005, through December 31, 2007 Crescent plans to immediately begin re-marketing space - 762,000 SF not under sublease Crescent can collect rent simultaneous with El Paso's rent if space is re-leased before 2007 Houston market continues to recover Agreement is cash and NPV positive to Crescent Crescent expects to recognize income from net termination fees of $8.4M in 2005, $16.8M in 2006, and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 and $16.8M in 2007 Greenway Plaza

Sources: CoStar Group (Dallas, Houston, Austin, Denver, Miami); Las Vegas-Grubb & Ellis Excludes unstabilized office properties Excludes Citicorp single-tenant buildings of 860,000 SF Market Results (2) Class A Houston Dallas Denver Austin Miami Las Vegas CEI Leased Occupancy 6/30/05 (1) 92.1% 87.7% 90.6% 71.0% 95.0% 98.7% Market Economic Occupancy 6/30/05 83.7% 80.1% 84.5% 81.2% 86.6% 90.6% CEI Quoted Rental Rate 6/30/05 (1) $21.24 $24.67 $19.47 $20.84 $30.91 $33.00 Market Rental Rate 6/30/05 $20.27 $20.14 $19.48 $21.85 $29.53 $28.20 Market Absorption 2nd Qtr (324,000) 461,000 354,000 (324,000) 247,000 57,000 Deliveries 2nd Qtr 0 0 0 0 36,000 162,000 Under Construction 6/30/05 - multi-tenant 192,000 1.3M 15,000 0 36,000 150,000 Employment Growth Jun 04 - Jun 05 1.2% 1.5% 1.8% 2.4% 0.6% 7.7%

Resort Results Three Months ended June 30, 2005 2004 Same-Store NOI (in thousands) $6,452 $3,677 Weighted Average Occupancy 68% 64% Average Daily Rate $519 $489 Revenue Per Available Room $339 $299 Fairmont Sonoma Mission Inn & Spa Year to date ended June 30, 2005 2004 Same-Store NOI (in thousands) $17,002 $12,634 Weighted Average Occupancy 71% 66% Average Daily Rate $550 $523 Revenue Per Available Room $374 $335 Canyon Ranch - Tucson

Desert Mountain Crescent Resort Development Resort Residential Development Results Resort Residential Development Results Desert Mountain Residential lot sales ? 22- 2nd quarter 2005; 31 - YTD 2005 Average sales price per lot ? $1.0M - 2nd quarter 2005; $1.0M YTD 2005 FFO contribution ? $6.2M - 2nd quarter 2005; $10.2M - YTD 2005 Crescent Resort Development Residential unit sales ? 55 - 2nd quarter 2005; 62 - YTD 2005 Average sales price per unit ? $741,000 - 2nd quarter 2005; $889,000 YTD 2005 Residential lot sales ? 94 - 2nd quarter 2005; 217 - YTD 2005 Average sales price per lot ? $74,000 - 2nd quarter 2005; $62,000 YTD 2005 FFO contribution ? $4.7M - 2nd quarter 2005; $5.2M YTD 2005

Primary Thesis = Target the most powerful economic segment of our population Crescent "Lifestyle" Investments Baby Boomers = 79 million Americans, or 28% of the population Inheritance = $7.2 trillion+/- Peak income earning years Seeking a gathering spot for the family, often a second home, in a resort location Living a healthier lifestyle

Canyon Ranch restructure completed in January 2005 Crescent investment of $120M valued at $209M in transaction $90M in cash distributed to Crescent $50M capital remaining at Canyon Ranch for expansion / improvements Crescent ROE currently 17.9% with significant growth potential 48% current ownership, 34% after conversion of preferred units Canyon Ranch - Lenox Canyon Ranch - Tucson Growth Platform - CANYON RANCH(r)

31

Jerry Cohen Co-Chairman and CEO

Company Overview Founded by Melvin and Enid Zuckerman and Jerrold Cohen in 1979 Premier provider of health, wellness and spa services and products that enhance the quality of lives through exercise, nutrition, stress reduction and preventive care 140,000 guests-nights in 2004 at health resorts Two world-renowned destination health resorts Tucson, AZ Berkshires, MA Additional facilities include The Venetian (Las Vegas) Gaylord Palms Resort (Kissimmee, FL) Queen Mary 2 cruise ship Canyon Ranch Living, Miami Beach

Brand Identity World renowned immersion health resorts Leader in wellness lifestyle vacations Most awarded health resort in America Emotional brand with guests Trusted, authentic, high quality Integrative approach to wellness Programming second to none Deeper professional resources & brand awareness than any competitor

Program Disciplines DISCIPLINES Spa Services (Body treatments, Skin Care, Salon) Fitness (Classes, Programs, Exercise Physiology) Nutrition Medical (Natural, Oriental, Allopathic) Movement Therapies (Aquatic, Neuromuscular, Energy) Behavioral Meditative + Spiritual SPECIFIC PROGRAMS Life Enhancement Guest Education Executive Health Executive Leadership Community Scholarships

Credentials 20 Medical doctors and Ph.D.s on staff 210 Professional staff with 2,200 employees at 6 sites 11 Published books by current or former staff Primary guest profile, top 5% income in United States Most awarded wellness resort in America Quarter-century of experience & profitability Most comprehensive integrated wellness programs in the world

Loyal and Unique Customer Base We build long-term relationships Return-to-new guest ratio of 50%+ at destination resorts Many guests have been visiting for 20+ years Our distinguished guests include industry executives, celebrities, and world leaders Our guests are less price sensitive Willing to pay premium for depth and quality of programs, services and products Average revenue per guest per night through June 30, 2005 YTD of $780 at Tucson and $677 at Berkshires

Destination Resort Awards "Best Spa" 1990, 1991, 1992, 1994, 1995, 1997, 1998, 2002, 2003, 2004 "Best Spa" 1998, 1999, 2000, 2001 "Reader's Choice Awards" 2003, 2004 "Favorite Luxury Resort" 2003, 2004

Destination Resort Market Dominance Our destination health resorts represent 27% of the total destination spa inventory of the leading industry association: Source: Destination Spa Group, a trade association. All Others 65% Canyon Ranch 27% Next Largest Provider 8% ....and over 40% of the gross revenue

Geographic Diversity

- We are the only Destination Health Resort that has both an east and west presence
- Our SpaClubs and Canyon Ranch Living (CRL) community are geographically diversified
- We plan to enter several new markets as we expand through CRL



Health Resorts
Spa Clubs
CR Living—Miami Beach

CANYON RANCH
The Power of Possibility

25

Maintain Market Leading Position Enhance core destination health resorts New markets: executive/corporate programs New marketing alliances Capital improvements Expanded programs and services with emphasis on health and healing Selectively grow existing SpaClubs Plan to open a 60,000 additional SF facility at The Venetian

Kevin Kelly President

Accelerate Growth of Canyon Ranch Living Transfer our health resort experience into residential communities Represents largest growth opportunity with significant upside potential Utilize our development model to identify appropriate partners and locations Market opportunities include: Urban (gateway cities) Master-plan communities (primary and second home) Family resorts and community

Growing Consumer Trends One-third of Americans seek a healthier and more balanced life, per a study conducted by AmericanLIVES Approximately 75% of adults seek to reduce stress and reprioritize their life, per a study by YPB&R There is a growing awareness that lifestyle choices affect one's health Aging baby-boomers are also propelling demand Health and Wellness industry is the focus: Spa Health and Wellness $ 12 200

Brand Platform Canyon Ranch is a Life Enhancement Company unlocking the "power of possibility" and extending the relationship beyond any one place or product. Become the national leader in the emerging integrative wellness lifestyle industry.

Immersion Resorts Communities SpaClubs Education & Medical Products A Life Enhancement Company Brand Positioning

MIAMI BEACH Project Overview 7 acres on oceanfront Condo-Hotel (150) Condo residences (432) Wellness Center (65K SF) CR Restaurant and Cafe (public) Living Essentials Boutique Living Communities Economic Summary Phase I sold out in 7 months, 373 units at $671 p.s.f. pricing Phase II 209 units, 122 units sold at $1,027 p.s.f. pricing (58% sold) Brand fee income = $30 to $35 million Annual income = $2.5 million No capital required by Canyon Ranch

Base Condo Canyon Ranch Brand Sales 269000000 269000000 PreCR PreCR 350000000 350000000 Facility 0 40000000 PostCR 0 300000000 $350M $690M $40M Facility construction cost Projected Gross Sales, Miami Beach

PRODUCT: Create lifestyle/amenity based real estate centered around wellness - dramatically increasing real estate values: a) Urban Mixed-Use b) Master-planned Primary Residence c) Second Home d) Family Resort PROGRAM: Wellness Center: 60-75,000 SF (includes fitness, treatment rooms, wellness offices, restaurant, lockers, relaxation, meditation) Residential: 400+ units (primary and secondary homes) Hospitality: 75-100 Keys (based on market and usability of Wellness Center) Membership: (500 Max) ECONOMICS: Enhanced sales price by 20% to 30% for project Minimal capital required by Canyon Ranch Participation in sales revenue by Canyon Ranch of $25 to $50 million per project Annual management fees for Canyon Ranch of $2.5 to $5 million per project Canyon Ranch Living Business Model

Strategy for Growth

Canyon Ranch Living Target Markets Third-Party Developed Projects Miami Washington D.C. New York Boston Chicago Los Angeles Carolinas Hawaii Crescent Developed Projects Tahoe Las Vegas Dallas Houston

The Cleveland Clinic Collaboration Canyon Ranch announced a multi-faceted collaboration with Cleveland Clinic, one of the nation's largest and most prestigious medical centers, to launch a series of initiatives: Integrate traditional healthcare with wellness and lifestyle programming. Medical staff exchange between the organizations. Co-branded Optimal Health Program incorporating preventive medicine, nutrition, behavioral, fitness, movement therapies and the healing arts. Including state-of-the-art telemedicine centers at Canyon Ranch and Cleveland Clinic. Develop healthy lifestyle menu alternatives and nutritional guides. A cross referral and consultative relationship utilizing a shared electronic medical record system.

Immersion Resorts Communities SpaClubs Education & Medical Products A Life Enhancement Company Brand Positioning

PPM Model Crescent Developed Projects Market fees paid to Canyon Ranch Crescent's development economics per project: Average units ? 400 Gross revenue ? $400M Pre-tax profit margins ? 20% Canyon Ranch - Summary of Economics Private Placement Memorandum dated December 2004 issued for preferred unit offering Assumes 5 third-party Canyon Ranch Living development projects ($ in millions) 2006 2007 2008 2009 EBITDA $37.5 $60.4 $129.5 $121.5 Net Income $14.1 $37.8 $108.2 $101.2 Crescent's Share 48% 48% 48% 48% (1) (2) Targeted Results

Terms used in this presentation EBITDA - Earnings Before Interest, Taxes, Depreciation and Amortization FFO - Funds From Operations GAAP - Generally Accepted Accounting Principles JV - Joint Venture M - Millions NOI - Net Operating Income ROE - Return On Equity SF - Square Feet